Exhibit 99.1

Insmed Announces Closing of Public Offering of Common Stock

BRIDGEWATER, NJ, May 24, 2019 /PRNewswire/ — Insmed Incorporated (Nasdaq: INSM) today announced the closing of the previously announced public offering of its common stock. Insmed issued and sold in the public offering 9,615,385 shares of common stock, at a public offering price of $26.00 per share, resulting in gross proceeds of approximately $250.0 million. Insmed’s net proceeds from the offering, after deducting estimated offering expenses and underwriting discounts and commissions, were approximately $235.5 million.  The underwriters have been granted 30-day options to purchase up to an additional 1,042,307 shares of common stock from Insmed and up to 400,000 shares of common stock from William H. Lewis, the Company’s Chairman and Chief Executive Officer.

Insmed intends to use its net proceeds from this offering to continue to commercialize ARIKAYCE® (amikacin liposome inhalation suspension); conduct further trials of ARIKAYCE, including Insmed’s required confirmatory trial to assess and describe the clinical benefit of ARIKAYCE in patients with Mycobacterium avium complex (MAC) lung disease; fund further clinical development of INS1007 and INS1009; invest in increased third-party manufacturing capacity for ARIKAYCE; fund business expansion activities in Europe and Japan; fund working capital, potential debt repayment, capital expenditures, and general research and development; and for other general corporate purposes, which may include the acquisition or in-license of additional compounds, product candidates, technology or businesses.

Morgan Stanley & Co. LLC, SVB Leerink LLC and Goldman Sachs & Co. LLC acted as joint book-running managers for the offering.  Credit Suisse Securities (USA) LLC, Stifel, Nicolaus & Company, Incorporated and H.C. Wainwright & Co. acted as co-managers for the offering.

A shelf registration statement on Form S-3 relating to the public offering of the shares of common stock described above was filed with the Securities and Exchange Commission (SEC), as amended by Post-Effective Amendment No. 1 thereto, and became automatically effective upon filing. A final prospectus supplement relating to and describing the terms of the offering was filed with the SEC and is available on the SEC’s website at www.sec.gov. Copies of the final prospectus supplement and the accompanying prospectus relating to this offering may be obtained from Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014; SVB Leerink LLC, Attention: Syndicate Department, One Federal Street, 37th Floor, Boston, Massachusetts 02110, telephone: 1-800-808-7525, ext. 6132 or email at syndicate@svbleerink.com; and Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, NY 10282, telephone: 1-866-471-2526, facsimile: 1-212-902-9316 or email at prospectus-ny@ny.email.gs.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Insmed

Insmed Incorporated is a global biopharmaceutical company on a mission to transform the lives of patients with serious and rare diseases. Insmed’s first commercial product is ARIKAYCE®  (amikacin liposome inhalation suspension), which is approved in the United States for the treatment of Mycobacterium avium complex (MAC) lung disease as part of a combination antibacterial drug regimen for adult patients with limited or no alternative treatment options. MAC lung disease is a rare and often chronic infection that can cause irreversible lung damage and can be fatal. Insmed’s earlier-stage clinical pipeline includes INS1007, a novel oral reversible inhibitor of dipeptidyl peptidase 1 with therapeutic potential in non-cystic fibrosis bronchiectasis and other inflammatory diseases, and INS1009, an inhaled formulation of a treprostinil prodrug that may offer a differentiated product profile for rare pulmonary disorders, including pulmonary arterial hypertension.

Forward-looking statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. “Forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995, are statements that are not historical facts and involve a number of risks and uncertainties. Words herein such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “intends,” “potential,” “continues,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) identify forward-looking statements.

The forward-looking statements in this press release are based upon the Company’s current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timing discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: failure to successfully commercialize or maintain U.S. approval for ARIKAYCE, the Company’s only approved product; uncertainties in the degree of market acceptance of ARIKAYCE by physicians, patients, third-party payers and others in the health-care community; the Company’s inability to obtain full approval of ARIKAYCE from the U.S. Food and Drug Administration, including the risk that the Company will not successfully complete the confirmatory post-marketing study required for full approval; inability of the Company, PARI Pharma GmbH or the Company’s other third party manufacturers to comply with regulatory requirements related to ARIKAYCE or the Lamira Nebulizer System; the Company’s inability to obtain adequate reimbursement from government or third-party payers for ARIKAYCE or acceptable prices for ARIKAYCE; development of unexpected safety or efficacy concerns related to ARIKAYCE; inaccuracies in the Company’s estimates of the size of the potential markets for ARIKAYCE or in data the Company has used to identify physicians, expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; the Company’s inability to create an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of ARIKAYCE; failure to obtain regulatory approval to expand ARIKAYCE’s indication to a broader patient population; failure to successfully conduct future clinical trials for ARIKAYCE and the Company’s product candidates, including due to the Company’s limited experience in conducting preclinical development activities and clinical trials necessary for regulatory approval and the Company’s inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval; risks that the Company’s clinical studies will be delayed or that serious side effects will be identified during drug development; failure to obtain regulatory approvals for ARIKAYCE outside the U.S. or for the Company’s product candidates in the U.S., Europe, Japan or other markets; failure of third parties on which the Company is dependent to manufacture sufficient quantities of ARIKAYCE or the Company’s product candidates for commercial or clinical needs, to conduct the Company’s clinical trials, or to comply with laws and regulations that impact the Company’s business or agreements with the Company; the Company’s inability to attract and retain key personnel or to effectively manage its growth; the Company’s inability to adapt to its highly competitive and changing environment; the Company’s inability to adequately protect its intellectual property rights or prevent disclosure of its trade secrets and other proprietary information and costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on the Company by agreements related to ARIKAYCE or the Company’s product candidates, including the Company’s license agreements with PARI Pharma GmbH and AstraZeneca AB, and failure to comply with the Company’s obligations under such agreements; the cost and potential reputational damage resulting from litigation to which the Company is or may become a party, including product liability claims; the Company’s limited experience operating internationally; changes in laws and regulations applicable to the Company’s business and failure to comply with such laws and regulations; inability to repay the Company’s existing indebtedness and uncertainties with respect to its ability to access future capital; and delays in the execution of plans to build out and move into the leased space at the Company’s new headquarters and to build out an additional third-party manufacturing facility and unexpected expenses associated with those plans.

The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company’s forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company’s business, please see the risk factors discussed in Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and in the Company’s subsequent filings with the SEC.

The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this press release. The Company disclaims any obligation, except as specifically required by law and the rules of the SEC, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Investor Contact:

Blaine Davis

Head of Investor Relations and Corporate Communications
Insmed Incorporated

(908) 947-2841
blaine.davis@insmed.com